Exhibit 99.2

BrownLEASEHOLDS
Commercial/Industrial Lease Gross

February 1, 2017

1. BASIC PROVISIONS.

1.1 PARTIES: This Lease (“Lease”), dated for reference purposes only FEBRUARY 1, 2017, is made by and between Andrew Brown (“Lessor”) and GROW GENERATION CALIFORNIA CORP, (“Lessee”).

1.2 PREMISES: That certain portion of the property, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 3535 Industrial Drive, Building “B” Suites B2 AND B3, located in the City of Santa Rosa , County of Sonoma, State of California, with zip code 95403. Approximately 8,000 sq. ft. in a multi-tenant commercial building.

In addition to Lessee’s rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the building containing the Premises (“Building”) or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the “Property.”

1.3	Parking: 6 unreserved vehicle parking spaces (“Unreserved Parking Spaces”).

1.4	Term: FIVE (5) years (“Original Term”) commencing MARCH 1, 2017 and ending FEBRUARY 28, 2022.

1.5	This agreement shall replace any and all previously dated leases With this Lessee.

1.6	Base Rent: $ 6,400.00 payable on the first day of each month commencing MARCH 1, 2017. (see #2)

1.7	Lessee’s Share of Common Area Maintenance (CAM) shall be 22% payable and billed by lessor as rent (see item 25).

1.8	Security Deposit: $6,400.00 (“Security Deposit”), now due.

1.9	Agreed Use: RETAIL AND PROFESSIONAL OFFICES (see #3 and #4).

1.10	Guarantor: The obligations of the Lessee under this Lease are to be guaranteed by, GROW GENERATION CORP, Lessee.

1.11	Base rent shall be adjusted upward yearly on the anniversary of this lease by not more than the C.P.I. for the Bay Area at lessor’s option.

1.12	THIS LEASE IS CONTINGENT THAT SONOMA HYDRO. MORGAN PAGENKOPF, LESSEE , HAS CANCELLED HIS OLD LEASE.

2. RENT. The base rent will be $6,400.00 per month PLUS COMMON AREA MAINTENACE (CAM) (see 1.7) payable on the first day of each month. All rents will be paid to,

Brown Leaseholds

Manager’s Office,

1083 Jennings Ave,

Santa Rosa, California 95401,

or at such other places as may be designated by Lessor from time to time. In the event rent is not received by Lessor within 5 days after due date, Lessee agrees to pay a late charge of 10% of the monthly rent. The late charge is not a grace period, and Lessor is entitled to make written demand for any rent if not paid when due.

3. USE. The premises are to be used for the operation of RETAIL SALES AND OFFICES and for no other purpose, without prior written consent of Lessor. Lessee will not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant in the building.

4. USES PROHIBITED. Lessee will not use any portion of the premises for purposes other than those specified. No use will be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering the property. Lessee will not conduct or permit any sale by auction on the premises.

5. ASSIGNMENT AND SUBLETTING. Lessee will not assign this Lease or sublet any portion of the premises without prior written consent of the Lessor, which will not be unreasonably withheld. Any such assignment or subletting without consent of Lessor will be void and, at the option of the Lessor. this lease agreement will terminate. Further, Lessor may elect to recover from Lessee, damages and payment for remaining term of lease.

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BrownLEASEHOLDS
Commercial/Industrial Lease Gross

6. ORDINANCES AND STATUTES. Lessee will comply with all statutes, ordinances, and requirements of all municipal, state and federal authorities now in force, or which may later be in force, regarding the use of thelpremises. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises will, at the option of the Lessor, shall be deemed a breach of this Lease.

7. MAINTENANCE, REPAIRS, ALTERATIONS. Lessee shall be responsible to maintain any improvements and/or alterations lessee chooses to make to the subject premises. Lessee shall also maintain and/or replace HVAC system if needed. Lessor shall maintain roof, exterior walls, structural foundations and driveways. Lessee will give Lessor at least ten (10) days written notice before making any significant structural changes to premises.

8. ENTRY AND INSPECTION. Lessee will permit Lessor or Lessor’s agents to enter the premises at reasonable times and upon reasonable notice for the purpose of inspecting the premises, and will permit Lessor, at any time within sixty (60) days prior to the expiration of this Lease, to place upon the premises any usual “For Lease” signs, and permit persons desiring to lease the premises to inspect the premises at reasonable times.

9. INDEMNIFICATION OF LESSOR. Lessor will not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the premises. Lessee agrees to hold Lessor harmless from any claims for damages arising out of Lessee’s use of the premises, and to indemnify Lessor for any expense incurred by LeSsor in defending any such claims.

10. POSSESSION, If Lessor is unable to deliver possession of the premises at the commencement date set forth above, Lessor will not be liable for any damage caused by the delay, nor will this Lease be void or voidable, but Lessee will not be liable for any rent until possession is delivered. Lessee may terminate this Lease if possession is npt delivered within five (30) days of the commencement term in Item 1.

11. LESSEE’S INSURANCE. Lessee, at his or her expense, will maintain plate glass, public liability, and property damage insurance insuring Lessee and Lessor with minimum coverage as follows: Liability $2,000,000.00, Property Damage $100,000.00 and Fire Legal $100,000.00.

Lessee will provide LeSsor with a Certificate of Insurance showing Lessor as additional insured. The policy will require ten (10) days written notice to Lessor prior to cancellation or material change of coverage.

12. LESSOR’S INSURANCE AND PROPERTY TAX. Lessor will maintain hazard insurance covering eighty percent (80%) of the building and improvements throughout the Lease term. Lessor’s insurance will not insure Lessee’s personal property, leasehold improvements, or trade fixtures. Living in this space is specifically prohibited and constitutes a breach of this lease. In the event there is any increase during any year of the tbrm of this Lease in real estate taxes and fire insurance premiums over and above the base amount of such taxes assessed for the tax year during which the term of this Lease commences, Lessee will pay to lessor, (22%) of the increase of Lessor’s insurance premiums and property taxes over the 2017 base premium.

13. SUBROGATION. To the maximum extent permitted by insurance policies which may be owned by the parties, Lessor and Lessee waive any and all rights of Subrogation which might otherwise exist.

14. UTILITIES AND COMMON AREA MAINTENANCE.(CAM). Lessee agrees that he or she will be responsible for the FOLLOWING (CAM); Utilities, water, gas, electricity, garbage removal, landscape maintenance and HVAC maintenance, delivered to subject premises. Lessee shall pay cable and internet charges for subject offices and any other services lessee deems necessary.

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BrownLEASEHOLDS
Commercial/Industrial Lease Gross

15. SIGNS. Lessee will not place, maintain, nor permit any sign or awning on any exterior door, wall, or window of the premises without the express written consent of Lessor, and appropriate governmental authorities.

16. ABANDONMENT OF PREMISES. Lessee will not vacate or abandon the premises at any time during the term of this Lease. If Lessee does abandon or vacate the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises will be deemed to be abandoned, at the option of Lessor.

17. CONDEMNATION. If any part of the premises is condemned for public use, and a part remains which is susceptible of occupation by Lessee, this Lease will, as to the part taken, terminate as of the date the condemner acquires possession. Lessee will be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of the premises at the date of condemnation; provided, however, that either party may, at his or her option, terminate this Lease as of the date the condemner acquires possession. In the event that the premises are condemned in whole, or the remainder is not susceptible for use by the Lessee, this Lease will terminate upon the date which the condemner acquires possession. All sums which may be payable on account of any condemnation will belong solely to the Lessor; except that Lessee will be entitled to retain any amount awarded to him or her for his or her trade fixtures and moving expenses.

18. TRADE FIXTURES. Any and all improvements made to the premises during the term will belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination, remove all his or her trade fixtures, but will pay for all costs necessary to repair any damage to the premises occasioned by the removal.

19. DESTRUCTION OF PREMISES. In the event of a partial destruction of the premises during the term, from any cause except acts or omission of Lessee, Lessor will promptly repair the premises, provided that such repairs and building permits can be reasonably made within sixty (60) dayS. Such partial destruction will not terminate this Lease, except that Lessee will be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs interferes with the business of Lessee on the premises. If lessor deems the repairs and permits cannot be made within sixty (60) days, this Lease may be terminated at the option of either party by giving written notice to the other party within the sixty (60) day period.

20. HAZARDOUS MATERIALS. Lessee will not use, store, or dispose of any hazardous substances upon the premises, except the use and storage of such substances that are customarily used in Lessee’s business, and are in compliance with all environmental laws. Hazardous substances mean any hazardous waste, substance or toxic materials regulated under any environmental laws or regulations applicable to the property. Lessee will be responsible for the cost of removal of any toxic contamination caused by Lessee’s use of the premises.

(a) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit,. business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the premises.

(b) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, and the premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney’s and consultant’s fees arising out of or involving any Hazardous Substance or storage tank brought onto the premises by or for Lessee or under Lessee’s control. Lessee’s obligations under this paragraph shall include, but not be limited to. the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant’s and attorney’s fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

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BrownLEASEHOLDS
Commercial/Industrial Lease Gross

21. INSOLVENCY. The appointment of a receiver, an assignment for the benefits of creditors, or the filing of a petition in bankruptcy by or against Lessee, will constitute a breach of this Lease by Lessee.

22. DEFAULT. In the event of any breach of this Lease by Lessee, Lessor may, at his or her option, terminate the Lease and recover from Lessee: (a) the worth at the time of award of the unpaid rent which had been earnediat the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform his or her obligations under the Lease or which in the ordinary course of things would be likely to result there from.

Lessor may, in the alternative, continue this Lease in effect, as long as Lessor does not terminate Lessee’s right to possession, and Lessor may enforce ail of Lessor’s rights and remedies under the Lease, including the right to recover the rent as it becomes due under the Lease. If said breach of Lease continues, Lessor may, at any time thereafter, elect to terminate the Lease.

23. SECURITY DEPOSIT. The security deposit will secure the performance of the Lessee’s obligations. Lessor may, but will not be obligated to, apply all or portions of the deposit on account of Lessee’s obligations. Any balance remaining upon termination will be returned to Lessee. Lessee will not have the right to apply the security deposit in payment of the last month’s rent. Security deposit shall be maintained at an amount equivalent to one month’s rent, with additional amounts paid at the time of any rent increase in order to achieve this.

24. DEPOSIT REFUNDS. The balance of all deposits will be refunded within three (3) weeks (or as otherwise required by law from date possession is delivered to Lessor or his or her authorized agent, together with a statement showing any charges made against the deposits by Lessor.

25. COMMON AREA MAINTENANCE (CAM): Common Area Maintenance is defined as the total expenses of utilities and deferred maintenance, including but not limited to the power, water, sewer utilities and maintenance, including HVAC, and security patrol delivered to subject property. Lessee agrees to pay as rent on a pro-rata basis (22%) as described in term 1.7 above_ See item 2.

26. WAIVER. No failure of Lessor to enforce any term of this lease will be deemed to be a waiver.

27. NOTICES. Any notice which either party mayor is required to give, will be given by mailing the notice, postage prepaid, to Lessee at the premises, or to Lessor at the address shown in Item 2. or at such other places as may be designated in writing by the parties from time to time.

28. HOLDING OVER. My holding over after the expiration of this Lease, with the consent of Lessor, will be a month to month tenancy at a monthly rent of $7,000.00, payable in advance and otherwise subject to thk terms of this Lease, as applicable, until either party will terminate the tenancy by giving the other party thirty (30) days written notice.

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BrownLEASEHOLDS
Commercial/Industrial Lease Gross

29. TIME. Time is of the essence of this lease.

30. HEIRS, ASSIGNS, SUCCESSORS. This Lease is binding upon and inures to the benefit of the heirs, assigns, and successors of the parties.

31. TAX INCREASE. In the event there is any increase during any year of the term of this Lease in real estate taxes over and above the amount of such BASE PROPERTY TAX at the start of this lease, Lessee will pay to Lessor an amount equal to (22%) of the TAX increase in upon the land and building in which the leased premises are situated during the term of this lease.

32. AMERICANS WITH DISABILITIES ACT. The United States Congress has enacted the Americans with Disabilities Act. Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws may also mandate changes. The Lessor in this transaction is not qualed to advise you as to what, if any, changes may be required now or in the future. Owners and tenants should consult the attorneys and qualified design professionals of their choice for information regarding these matters. Owners cannot determine for their tenants which attorneys or design professionals have the appropriate expertise in this area. Tenant shall be responsible to make any land all modifications that are determined by this ACT stated herein. Should Lessee fail to make any required modifications, Lessor shall make the required modifications and bill Lessee the cost of subject modifications as rent, and Lessor shall have same remedies stated herein under terms item 22 DEFAULT.

33.  LESSOR’S LIABILITY. In the event of a transfer of Lessor’s title or interest to the property during the term of this Lease, Lessee agrees that the grantee of such title or interest will be substituted as the Lessor under this Lease, and the original Lessor will be released of all further liability; provided, that all deposits will be transferred to the grantee.

34. ESTOPOL CERTIFICATE:

(a)Upon ten (10) days’ prior written notice from Lessor, Lessee will execute, acknowledge, and deliver to Lessor a statement in writing:

[1] certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in adVance, if any.

[2] Acknowledging that there are not, to Lessee’s knowledge, any uncured defaults On the part of Lessor, or specifying such defaults if any .

(b) At Lessor’s option, Lessee’s failure to deliver such statement within such time Will be a material breach of this Lease or will be conclusive upon Lessee:

[1] that this Lease is in full force and effect, without modification except ita may be represented by Lessor.

[2] that there are no uncured defaults in Lessor’s performance;

[3] that not more than one month’s rent has been paid in advance.

(c) If Lessor desires to finance, refinance, or sell the premises, or any part thereof, Lessee agrees to deliver to any lender or buyer designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or buyer. All financial statements will be received by the Lessor or the lender or buyer in confidence and will be used only for the purposes set forth.

35 DRIVEWAYS; PARKING AREAS.

(a) Lessee agrees to keep all materials and supplies within the space leas&l and understands he is specifically prohibited from storing anything outside in the driveways or parking areas.

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BrownLEASEHOLDS

Commercial/Industrial Lease Gross

(b) Any work performed on the premises in operation of Lessee’s business shad be conducted within the interior walls of the space. Lessee is specifically prohibited from performing !any work in the driveways or parking areas.

(c) Except for loading and unloading, all vehicles are to be parked within the space or within regularly marked parking stalls and not in the driveways.

36. STORAGE OF PAINT. If Lessee stores any oil-base paint and/or thinners within the space, they will be kept in a metal fireproof storage locker.

37. NON-DELIVERY OF PREMISES. In the event that Lessor cannot deliver’possession of premises to Lessee, within 30 days after beginning of term herein. this lease is null and void and all monies collected shall be refunded to Lessee.

38. OPTION TO RENEW. Lessee may renew this lease for a period of 5 more years under the following conditions;

A: All provisions contained herein shall be currant to lessor’s satisfaction

B. The base rent shall be at a new market rate agreeable to both parties. If one party fails to agree this lease shall expire without renewal. Lessee shall provide 60 day written notice to lesser to exercise this option.

39. LEGAL FEES. Each party shall bear their own legal fees.

40. ADDITIONAL TERMS

ENTIRE AGREEMENT. The foregoing constitutes the entire agreement between the parties and may be modified only in writing signed by all parties.

IN WITNESS WHEREOF, the parties hereto have subscribed their names, and if corporations executed this lease by officers thereunto duly authorized by resolution of said corporations, in duplicate, the day and year first hereinabove written.

AGREED TO THIS____ DAY OF , 2017.

date 2/8/17	/s/ Andrew Brown
Andrew Brown,
Brown Leaseholds Lessor

date 2/8/17	/s/ Darren Lampert
DARREN LAMPERT C.E.O.
GROW GENERATION, Lessee

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